October 30, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: 	The Royce Fund
File Nos. 811-3599 & 2-80348

Gentlemen:

Enclosed for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, are the definitive copies of the Notice of Meeting, Proxy Statement and form of proxy in connection with the Special Meeting of Shareholders of The REvest Growth & Income Fund, a series of The Royce Fund (the "Fund"), to be held on November 10, 1997.

The foregoing materials are scheduled to be sent to Fund shareholders today.


Sincerely,

/s/ John E.  Denneen

John E.  Denneen
Secretary


JED:rw
Enclosures

	SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

	     THE ROYCE FUND
	(Name of Registrant as Specified In Its Charter)

	(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1) Title of each class of securities to which transaction applies:

	2) Aggregate number of securities to which transaction applies:

	3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4) Proposed maximum aggregate value of transaction:

	5) Total fee paid:

[  ]	Fee paid previously with preliminary materials.
[  ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1) Amount Previously Paid:

	2) Form, Schedule or Registration Statement No.:

	3) Filing Party:

	4) Date filed:

							October 28, 1997


Dear Friends and Fellow Shareholders:

Enclosed you will find proxy material related to your approval of the new Investment Advisory Agreement between The REvest Growth & Income Fund and Royce, Ebright & Associates, Inc. The terms of the new Agreement are, in substance, identical to the terms of the prior agreement which was deemed by the Investment Company Act to terminate as of the date of my father's death on July 14, 1997.

Please read the enclosed material carefully. I know that the time period alloted for voting and returning the proxy card is very short; however your vote is very important! Please help me with this critical vote by promptly completing and returning the enclosed proxy card in the postage-paid envelope, whether or not you plan to attend the meeting in person. Your proxy is revocable and will not affect your right to vote in person if you attend the meeting.

As always, if you have any questions, please feel free to call me at work at
(800) 277-5573 during regular business hours. Or, if it is more convenient, call me at home at (207) 883-8593.

Sincerely,

/s/ Jennifer Ebright Goff


Jennifer Ebright Goff
President, Royce, Ebright & Associates, Inc.

	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
	THE ROYCE FUND

To the Shareholders of
The REvest Growth & Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The REvest Growth & Income Fund (the "Fund"), a series of The Royce Fund (the "Trust"), will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York, on November 10, 1997 at 2:00 p.m. (Eastern Time), for the following purposes:

1. To approve a new Investment Advisory Agreement between The Royce Fund, on behalf of The REvest Growth &
Income Fund, and Royce, Ebright & Associates, Inc.

2.	If Proposal 1 is approved, to also approve an identical
Investment Advisory Agreement that will become effective when voting shares of Royce, Ebright & Associates, Inc. are distributed by the Estate of Thomas R. Ebright to Jennifer E. Goff and Ellen
S. Ebright.

3. To transact such other business as may come before the meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on October 13, 1997 as the record date for the determination of those shareholders entitled to vote at the meeting, and only holders of record at the close of business on that date will be entitled to vote.

The REvest Growth & Income Fund's Annual Report to
Shareholders for the year ended December 31, 1996 and its Semi-Annual Report to Shareholders for the six months ended June 30, 1997 were previously mailed to shareholders, and copies are available upon request, without charge, by writing to RE&A at 50 Portland Pier, Portland, Maine 04101-4721 or calling toll-free at 1-800-277-5573.

	IMPORTANT

To save the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the meeting. The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

By order of the Board of Trustees.


John E. Denneen,
Secretary

October 28, 1997

PROXY STATEMENT FOR SPECIAL MEETING OF
SHAREHOLDERS OF THE ROYCE FUND


The enclosed Proxy is solicited on behalf of the Trustees of The
Royce Fund for use at the Special Meeting of Shareholders of The REvest Growth & Income Fund, a series of the Trust, to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019
(10th Floor), at 2:00 p.m., Eastern Time, on November 10 , 1997 and at any adjournments thereof.

The purpose of the meeting is the approval of two new Investment
Advisory Agreements between The Royce Fund, on behalf of The REvest Growth & Income Fund, and Royce, Ebright & Associates, Inc.
("RE&A").

The Proxy may be revoked at any time before it is exercised by written instructions to the Trust or by filing a new Proxy with a later date, and any shareholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy.

Shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a shareholder has specified a choice on the Proxy with respect to Proposals 1 and 2 in the Notice of Special Meeting, his or her shares will be voted accordingly. If no directions are given, the shareholder's shares will be voted in favor of these Proposals. The cost of soliciting Proxies will be borne by RE&A, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Trust, Royce Fund Services, Inc. ("RFS"), the Fund's distributor, and/or RE&A, the Fund's investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Special Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the meeting, who serve as Inspectors and Judges of Voting at
the meeting and who have executed an Inspectors and Judges Oath.   Neither
abstentions nor broker non-votes are counted in the tabulation of such votes.

On October 13, 1997, the record date for the meeting, there were 2,712,624 shares of the Fund outstanding. The shareholders entitled to vote are those of record on that date. Each share is entitled to one vote on each item of business at the meeting.

The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the Fund's outstanding shares of beneficial interest as of the record date.

Name and Address			Amount and Nature 	   Percentage
 of Owner      				of Ownership      	  of Class

Charles Schwab & Co., Inc.	          557,908 shares --     20.6%
Attn.  Mutual Fund Dept.		  Record
101 Montgomery Street
San Francisco, CA 94104-4122

Bankers Trust Co.  TTEE		          410,983 shares --	 15.2%
FBO Carlisle Companies, Inc.	  	  Record
Master Retirement Trust
Attn: Steve Staranka
34 Exchange Place
Jersey City, NJ 07302-3901

As of such date, all of the trustees and officers of the Trust as a group owned 65,130 shares of the Fund (2.4% of the outstanding shares).

	Approval of the
	New Investment Advisory Agreement
	for the Fund
	(Proposal 1)


The Board of Trustees of the Trust has approved, and recommended to the Fund's shareholders for their approval, a new
Investment Advisory

 Agreement between The Royce Fund, on behalf of The REvest Growth & Income Fund, and RE&A.

Reason for the Proposed New Investment Advisory Agreement

On July 14, 1997, Thomas R. Ebright, President and controlling shareholder of RE&A, passed away. Shortly thereafter, Jennifer E. Goff, his daughter, was elected President of RE&A. Prior to his death, Mr. Ebright had owned 60%, Ms. Goff owned 20% and Ellen S. Ebright, Mr. Ebright's other daughter and Jennifer E. Goff's sister, owned 20% of RE&A's outstanding voting shares. Upon Mr. Ebright's death, a controlling interest in RE&A was transferred by operation of law to the Executors of his Estate. This transfer was an "assignment", for purposes of the Investment Company Act of 1940 (the "1940 Act"), of the
Investment Advisory Agreement made August 1, 1994 (the "Original Agreement") by and between the Trust, with respect to the Fund, and RE&A, and therefore caused the Original Agreement to automatically terminate. The present Investment Advisory Agreement made July 22,
1997 (the "Present Agreement") by and between the Trust, with respect to the Fund, and RE&A was approved by the Trust's Board of Trustees, but not by the Fund's shareholders, pursuant to Rule 15a-4 under the 1940 Act. Under that Rule, the Present Agreement will terminate on November 11, 1997, if it or a new investment advisory agreement is not approved by shareholders.

Present Investment Advisory Agreement

The substantive provisions of the Original Agreement and those of the Present Agreement have been in effect since August 1, 1994, when the Fund commenced operation, and are identical to one another, except for a provision, effective January 1, 1997, which lowered the fee payable to RE&A for assets of the Fund in excess of $50,000,000 from 1.00% to 0.75% per annum.


Under the Original and Present Agreements, RE&A determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing the changes; provides the Fund with investment advisory, research and related services for the investment of its funds; furnishes, without expense to the Fund, the services of those of its officers and full time employees as may be duly elected executive officers or trustees of the Trust; pays its pro rata share of all of the salaries and expenses of the Trust's executive officers; pays all expenses incurred in performing its investment advisory duties under the Agreements; and is required to reimburse the Trust for any space leased by the Trust and occupied by RE&A. The Fund pays all of its own expenses (except those set forth above).

Present Advisory Fee

As compensation for its services under the Agreements, RE&A receives advisory fees equal to 1.00% per annum of the first $50,000,000 of the Fund's average net assets and 0.75% per annum of additional average net assets over $50,000,000. For purposes of calculating these fees, average net assets means average net assets of the Fund at the close of business on each day that the value of its net assets is computed during the year. For the fiscal year ended December 31, 1996, the Fund paid
RE&A advisory fees amounting to $375,493.

Proposed New Agreement

The proposed new Investment Advisory Agreement (the "New
Agreement") continues the present advisory fee and the other substantive provisions of the Original and Present Agreements.


On July 22, 1997, the Trust's Board of Trustees held a special meeting to consider whether to continue RE&A as the Fund's investment adviser. It heard from Jennifer E. Goff, who had been serving as the
Fund's assistant portfolio manager and had been involved in all investment
decisions February 1997.   (Ms. Goff  has also been Vice President and a
Member of RE&A's Board since the Fund's inception and Director of
Research of RE&A since June 1996.)   Ms. Goff addressed, among other
subjects, her qualifications and business experience and plans for the Fund. After considering (i) Ms. Goff's qualifications, business experience, role in RE&A and approach to managing the Fund's portfolio (among other factors); (ii) the investment performance of the Fund under RE&A's
management; (iii) RE&A's approach to managing the Fund's assets; and
(iv) the costs and expenses of the Fund, the Trustees voted unanimously to approve the Present Agreement.

At its September 25, 1997 regular meeting, the Board, after again considering these factors, voted to recommend approval of the New Agreement to shareholders. A copy of the New Agreement is attached hereto as Exhibit A.

In approving the Present and New Agreements, the Trustees asked
Charles M. Royce, as a Trustee and President of the Trust, to monitor REvest's portfolio activities for the Fund and to report to the Board as needed. Mr. Royce, who is also a non-voting shareholder of RE&A, performs this function without cost to REvest or RE&A.

Recommendation of the Trustees; Required Votes

The Trustees recommend that the Fund's shareholders vote to approve the new Investment Advisory Agreement between the Trust, on behalf of The REvest Growth & Income Fund, and RE&A. Such approval will require the favorable vote of the lesser of (i) more than 50% of the Fund's outstanding shares and (ii) 67% or more of the Fund's shares present or represented at the meeting, if the holders of more than 50% of the Fund's shares are present or represented at the meeting.

	-----------------------------------------

Approval of Second New Investment
Advisory Agreement
for the Fund
(Proposal 2)


 	The New Agreement will automatically terminate when the Executors of Mr. Ebright's Estate distribute his voting shares of RE&A to his beneficiaries because the distribution will constitute a second
"assignment" for purposes of the 1940 Act. The Executors have informed the Trust that they expect to distribute one-half of these shares to each of Mr. Ebright's daughters, so that each of Jennifer E. Goff and Ellen S. Ebright will own 50% of RE&A's outstanding voting shares and be a controlling person of RE&A. Ellen S. Ebright has not been involved in RE&A's business and has no present intention of doing so. Based on the foregoing, the Board has also approved a new second investment advisory agreement for the Fund that contains the identical substantive terms as the New Agreement, to be entered into immediately following the distribution of Mr. Ebright's voting shares of RE&A to his daughters. If the Fund's shareholders approve Proposal 1, they will be be asked at the meeting to approve this second new investment advisory agreement, provided that Mr. Ebright's voting shares of RE&A are distributed as described above.

Recommendation of the Trustees; Required Votes

The Trustees recommend that the Fund's shareholders vote to approve this second new Investment Advisory Agreement between the Trust, on behalf of The REvest Growth & Income Fund, and RE&A, to be entered into and to take effect immediately following the distribution by Mr. Ebright's Estate of the voting shares of RE&A as described above. Such approval will also require the favorable vote of the lesser of (i) more than 50% of the Fund's outstanding shares and (ii) 67% or more of the Fund's shares present or represented at the meeting, if the holders of more than 50% of the Fund's shares are present or represented at the meeting.

	-----------------------------------------

RE&A's Long-Term Plans


RE&A is continuing its search for long-term strategic alternatives, which may include either hiring a co-portfolio manager or developing a more formal association with Royce & Associates, Inc., the investment adviser of the other series of the Trust, or another suitable firm. The composition of the Fund's shareholder base, the principles that guide
RE&A's investment decisions and the management philosophy it employs with respect to the Fund are all important factors to be considered in this process. Before any such arrangement is finalized, it will be submitted to the Board of Trustees for its approval and, if required, to the Fund's shareholders for their approval.

	-----------------------------------------

Certain Information as to the Directors, Officers and Shareholders of RE&A

 Jennifer E. Goff is also President and a member of the Board of Directors of RE&A. Ms. Goff's address is 50 Portland Pier, Portland, ME 04101-4721. Ellen S. Ebright is also a member of RE&A's Board of Directors. She is an analyst with an accounting firm, and her address is 1025 16th Avenue South, Suite 202, Nashville, TN 37212. The Executors of Mr. Ebright's Estate are Joyce M. Ebright, his widow, and Earl L. Mummert. Their addresses are 102 Chandler's Wharf, Portland, ME
04101 and 500 Nationwide Drive, Harrisburg, PA 17110-5900, respectively. Joyce M. Ebright, manager of Ebright Properties Limited and Chairman of the Portland Pirates Hockey Team, is also a member of RE&A's Board of Directors,.

Charles M.  Royce is President, Treasurer and a Trustee of the
Trust and a non-voting shareholder of RE&A. W. Whitney George, a Vice President of the Trust, is deemed to be a non-voting shareholder of RE&A in his capacity as trustee of a trust for the benefit of members of Mr. Royce's family.


Adjournment of Meeting; Other Matters


In the event that sufficient votes in favor of Proposals 1 and 2 in the Notice of Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies for such Proposals. Any such adjournment will require the affirmative vote of
a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 and 2. They will vote against any such adjournment those proxies required to be voted against Proposals 1 and 2.

While the meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the meeting and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Shareholder Proposals

The Trust does not hold annual shareholder meetings.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 1414 Avenue of the Americas, New York, New York 10019.

PLEASE FILL IN, DATE AND SIGN THE PROXY AND
RETURN IT IN THE ACCOMPANYING POSTAGE-PAID
ENVELOPE.

								EXHIBIT A


INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND (The REvest Growth & Income Fund)

AND

ROYCE, EBRIGHT & ASSOCIATES, INC.

Agreement made this ____ day of November, 1997, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE, EBRIGHT & ASSOCIATES, INC., a Connecticut corporation
(the "Adviser"), in respect of The REvest Growth & Income Fund, a series of the Fund (the "Series").

The Fund and the Adviser hereby agree as follows in respect of the
Series:

1. Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.


2. Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices;

 supplies and postage; Federal and state registration fees;
Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

3. Expenses Payable by the Adviser. The Adviser shall furnish, without expense to the Fund or to the Series, the services of those of its officers and full-time employees who may be duly elected executive officers or Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and shall pay its pro rata share of all of the salaries and expenses of the Fund's executive officers. For purposes of this Agreement, only the President, any Vice President and the Treasurer of the Fund shall be deemed to be executive officers of the Fund. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

4.	Compensation of the Adviser.  The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, advisory fees equal to 1% per annum of the first $50,000,000 of the Series' average net assets and 0.75% per annum of additional average net assets over $50,000,000. For purposes of calculating these fees, average net assets will mean the average net assets of the Series at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Series.

6. Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall be deemed exclusive, and the Adviser may not engage in any other business or render services to others, whether or not its services to the Series hereunder would be impaired thereby. However, nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

7.	Responsibility of Dual Directors, Officers and/or Employees.  If any
person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.



8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to the Series for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser for the Series, and the Series shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser for the Series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to the Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a) (19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or
(ii) an independent legal counsel in a written opinion.


9.	Effectiveness, Duration and Termination of Agreement.  This
Agreement shall become effective immediately upon approval by a majority of the outstanding voting securities of the Series, and the Investment Advisory Agreement made September 24, 1992 by and between the Fund and Quest Advisory Corp. (now named Royce & Associates, Inc.) shall not apply as to the Series. This Agreement shall remain in effect until April 30, 1999, and thereafter shall continue automatically for successive annual periods,
provided that such continuance is specifically approved at least annually by
(a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested periods" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

10. Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

THE ROYCE FUND

By:__________________________
     Charles M. Royce, President

ROYCE, EBRIGHT & ASSOCIATES, INC.

By:__________________________
     Jennifer E. Goff, President

PROXY


PROXY   THE REVEST GROWTH & INCOME FUND   PROXY
1414 Avenue of the Americas
New York, NY 10019

This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on October 13, 1997, at the Special Meeting of Shareholders to be held on November 10, 1997, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE , DATE AND SIGN ON REVERSE AND RETURN
PROMPTLY
IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

_______________________________
				       _______________________________

_______________________________
				       _______________________________

_______________________________
				       _______________________________

X	PLEASE MARK VOTES
AS IN THIS EXAMPLE

________________________________________________________
THE REVEST GROWTH & INCOME FUND
_________________________________________		    For      Against      Abstain

1.  PROPOSAL TO APPROVE A NEW INVESTMENT
ADVISORY AGREEMENT BETWEEN THE
ROYCE FUND, ON BEHALF OF THE REVEST
GROWTH & INCOME FUND, AND ROYCE,
EBRIGHT & ASSOCIATES, INC.

2.  PROPOSAL TO APPROVE A SECOND INVEST-
MENT ADVISORY AGREEMENT THAT WILL
BECOME EFFECTIVE WHEN VOTING SHARES
OF ROYCE, EBRIGHT & ASSOCIATES, INC.
ARE DISTRIBUTED BY THE ESTATE OF
THOMAS R.  EBRIGHT TO JENNIFER E. GOFF
AND ELLEN S. EBRIGHT.

3.  THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE MEETING.




Please be sure to sign and date this Proxy.    Date:
Mark box at right if an address change or comment has been noted on the reverse side of this card.


Shareholder sign here            Co-owner sign here	RECORD DATE SHARES: